Schedule of Investments PIMCO Income Strategy Fund	March 31, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 108.9% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 33.7%
AI Silk Midco Ltd. TBD% due 02/24/2031	EUR	1,000	$1,050
Air Canada 7.833% (TSFR03M + 2.500%) due 03/14/2031 ~		$100	100
Amsurg
10.123% (TSFR03M + 4.750%) due 11/03/2028 «~		542	542
14.248% due 07/20/2026 «~		6,538	6,538
AP Core Holdings LLC 10.945% due 09/01/2027		7,143	7,011
AVSC Holding Corp. (8.676% Cash and 0.250% PIK) 8.926% due 03/03/2025 (b)		1,905	1,916
BDO U.S.A. PC 11.330% (TSFR1M + 6.000%) due 08/31/2028 «~		1,354	1,362
Cengage Learning, Inc. TBD% due 03/22/2031		800	800
Diamond Sports Group LLC TBD% due 05/25/2026		4,157	4,001
DirecTV Financing LLC 10.445% (TSFR1M + 5.000%) due 08/02/2027 ~		343	344
Element Materials Technology Group U.S. Holdings, Inc. TBD% due 07/06/2029		1,995	1,999
Encina Private Credit LLC TBD% - 9.134% due 11/30/2025 «µ		1,232	1,214
Envalior Finance GmbH
9.412% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	1,100	1,099
10.813% (TSFR03M + 5.500%) due 03/29/2030 ~		$1,683	1,569
Finastra U.S.A., Inc.
0.500% - 12.575% (TSFR1M + 7.250%) due 09/13/2029 «~µ		56	56
0.500% - 12.575% (TSFR03M + 7.250%) due 09/13/2029 «~		544	548
Galaxy U.S. Opco, Inc. 10.063% (TSFR03M + 4.750%) due 04/29/2029 ~		1,100	998
Gateway Casinos & Entertainment Ltd.
13.413% (CDOR03 + 8.000%) due 10/18/2027 ~	CAD	2,044	1,513
13.469% due 10/15/2027		$3,437	3,446
iHeartCommunications, Inc. 8.695% due 05/01/2026		320	280
Ivanti Software, Inc. 9.839% due 12/01/2027		4,702	4,414
Lealand Finance Co. BV 8.442% (TSFR1M + 3.000%) due 06/28/2024 ~		40	22
Lealand Finance Co. BV (6.441% Cash and 3.000% PIK) 9.441% due 06/30/2025 (b)		196	81
Lifepoint Health, Inc. 11.087% due 11/16/2028		2,640	2,650
Magenta Buyer LLC 10.574% (TSFR03M + 5.000%) due 07/27/2028 ~		497	299
Market Bidco Ltd. 10.044% due 11/04/2027	GBP	4,878	6,159
MITER Brands TBD% due 03/21/2031		$100	101
MPH Acquisition Holdings LLC 9.855% due 09/01/2028		4,819	4,669
Obol France 3 SAS 8.864% (EUR006M + 4.750%) due 12/31/2025 ~	EUR	3,100	3,227
Oi SA
1.750% (LIBOR03M + 1.750%) due 02/26/2035 ~		$2,162	38
12.500% due 09/07/2024		4,569	4,546
Ontario Gaming GTA LP 9.559% (TSFR03M + 4.250%) due 08/01/2030 ~		100	101
Osaic Holdings, Inc. TBD% due 08/16/2028		200	201
Poseidon Bidco SASU 8.902% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	1,400	1,487
Promotora de Informaciones SA 9.123% (EUR003M + 5.220%) due 12/31/2026 ~		8,567	9,135
Promotora de Informaciones SA (6.873% Cash and 5.000% PIK) 11.873% (EUR003M + 2.970%) due 06/30/2027 ~(b)		360	370
Rising Tide Holdings, Inc. 14.329% (TSFR1M + 9.000%) due 06/01/2026 «~		$948	918
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026	EUR	8,147	3,340
Syniverse Holdings, Inc. 12.302% (TSFR03M + 7.000%) due 05/13/2027 ~		$9,004	8,619

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		6,166	108
1.750% due 02/26/2035		110	2
Triton Water Holdings, Inc. 9.312% (TSFR03M + 4.000%) due 03/31/2028 ~		300	297
U.S. Renal Care, Inc. 10.442% (TSFR1M + 5.000%) due 06/20/2028 ~		9,616	8,382
Veritas U.S., Inc. 10.445% due 09/01/2025		5,236	4,859
Vistra Zero Operating Co. LLC TBD% due 03/20/2031		200	200
Wesco Aircraft Holdings, Inc. TBD% due 05/01/2024 «		3,373	3,610
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		967	628
Windstream Services LLC
9.430% due 02/23/2027		3,130	3,099
11.680% due 09/21/2027		419	410
WS Audiology TBD% due 02/27/2029		100	100

Total Loan Participations and Assignments (Cost $111,055)			108,458

CORPORATE BONDS & NOTES 37.7%
BANKING & FINANCE 9.0%
Agps Bondco PLC
4.625% due 01/14/2026	EUR	2,100	887
5.000% due 04/27/2027		1,300	543
5.500% due 11/13/2026		100	42
Armor Holdco, Inc. 8.500% due 11/15/2029 (i)		$2,000	1,890
Banca Monte dei Paschi di Siena SpA
7.708% due 01/18/2028 •(i)	EUR	1,211	1,370
8.000% due 01/22/2030 •(i)		918	1,004
10.500% due 07/23/2029 (i)		2,342	2,982
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	400	106
Barclays PLC
6.490% due 09/13/2029 •(i)		$200	208
6.692% due 09/13/2034 •(i)		300	320
7.437% due 11/02/2033 •(i)		970	1,078
BOI Finance BV 7.500% due 02/16/2027	EUR	1,500	1,535
CaixaBank SA 6.840% due 09/13/2034 •(i)		$200	214
CBRE Services, Inc. 5.950% due 08/15/2034 (i)		400	411
Claveau Re Ltd. 22.612% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		498	311
Cosaint Re Pte. Ltd. 15.202% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		400	399
Credit Suisse AG AT1 Claim		3,840	442
GSPA Monetization Trust 6.422% due 10/09/2029		1,068	1,028
Hestia Re Ltd. 14.732% (T-BILL 1MO + 9.370%) due 04/22/2025 ~		469	463
Integrity Re Ltd. 28.362% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		1,000	1,000
Long Walk Reinsurance Ltd. 15.112% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		400	405
Sammons Financial Group, Inc. 6.875% due 04/15/2034		100	101
Sanders Re Ltd. 17.122% (T-BILL 3MO + 11.760%) due 04/09/2029 ~		714	641
Societe Generale SA 6.691% due 01/10/2034 •(i)		400	420
SVB Financial Group
1.800% due 02/02/2031 ^(c)		607	379
2.100% due 05/15/2028 ^(c)		100	64
3.125% due 06/05/2030 ^(c)		100	64
4.345% due 04/29/2028 ^(c)		300	190
4.570% due 04/29/2033 ^(c)		800	507
UBS Group AG
6.442% due 08/11/2028 •(i)		300	309
6.537% due 08/12/2033 •(i)		250	264
9.016% due 11/15/2033 •(i)		250	304
Uniti Group LP
6.000% due 01/15/2030 (i)		4,868	3,635
6.500% due 02/15/2029 (i)		1,400	1,086
Ursa Re Ltd. 14.612% (T-BILL 3MO + 9.250%) due 12/07/2026 ~		400	405
VICI Properties LP
3.875% due 02/15/2029 (i)		1,800	1,658
4.500% due 01/15/2028 (i)		1,280	1,230

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(c)		2,214	387
Winston RE Ltd. 15.612% (T-BILL 3MO + 10.250%) due 02/26/2031 ~		250	249
Yosemite Re Ltd. 15.340% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		390	404

			28,935

INDUSTRIALS 24.2%
Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029		100	102
10.375% due 03/31/2029	GBP	100	129
BAT Capital Corp. 6.421% due 08/02/2033 (i)		$600	628
Carvana Co. (12.000% PIK) 12.000% due 12/01/2028 (b)		391	377
Carvana Co. (13.000% PIK) 13.000% due 06/01/2030 (b)		3,503	3,361
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (b)		2,789	2,756
CGG SA
7.750% due 04/01/2027	EUR	2,900	2,871
8.750% due 04/01/2027 (i)		$1,944	1,763
CVS Pass-Through Trust 7.507% due 01/10/2032 (i)		296	306
DISH DBS Corp.
5.250% due 12/01/2026		3,520	2,778
5.750% due 12/01/2028		3,560	2,453
Ecopetrol SA 8.375% due 01/19/2036		200	202
Exela Intermediate LLC (11.500% PIK) 11.500% due 04/15/2026 (b)		37	6
Ford Motor Co. 7.700% due 05/15/2097 (i)		4,805	5,187
GN Bondco LLC 9.500% due 10/15/2031 (i)		1,600	1,599
HCA, Inc. 7.500% due 11/15/2095 (i)		1,050	1,166
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (i)		7,443	6,934
Inter Media & Communication SpA 6.750% due 02/09/2027 (i)	EUR	900	955
Legacy LifePoint Health LLC 4.375% due 02/15/2027		$200	191
LifePoint Health, Inc.
9.875% due 08/15/2030 (i)		400	419
11.000% due 10/15/2030 (i)		1,400	1,498
Market Bidco Finco PLC 4.750% due 11/04/2027	EUR	400	407
Miter Brands Acquisition Holdco, Inc. 6.750% due 04/01/2032		$100	100
New Albertsons LP 6.570% due 02/23/2028		2,800	2,674
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		500	392
11.750% due 10/15/2028 (i)		300	325
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (i)		5,300	4,953
Odebrecht Oil & Gas Finance Ltd. 0.000% due 04/29/2024 (e)(f)		450	24
Olympus Water U.S. Holding Corp. 5.375% due 10/01/2029	EUR	1,400	1,337
Petroleos Mexicanos
6.700% due 02/16/2032 (i)		$830	691
6.840% due 01/23/2030 (i)		400	353
8.750% due 06/02/2029 (i)		765	746
Topaz Solar Farms LLC
4.875% due 09/30/2039 (i)		837	745
5.750% due 09/30/2039		4,045	4,043
Transocean Aquila Ltd. 8.000% due 09/30/2028 (i)		300	309
U.S. Renal Care, Inc. 10.625% due 06/28/2028		843	740
Valaris Ltd. 8.375% due 04/30/2030 (i)		356	368
Vale SA 1.378% due 12/29/2049 ~(f)	BRL	60,000	3,880
Venture Global LNG, Inc.
9.500% due 02/01/2029		$800	863
9.875% due 02/01/2032 (i)		1,200	1,294
Veritas U.S., Inc. 7.500% due 09/01/2025 (i)		1,110	1,019
Vital Energy, Inc. 7.875% due 04/15/2032		100	102

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^(b)(c)	13,761	12,523
Windstream Escrow LLC 7.750% due 08/15/2028 (i)	4,700	4,354

		77,923

UTILITIES 4.5%
FORESEA Holding SA 7.500% due 06/15/2030	467	439
NGD Holdings BV 6.750% due 12/31/2026	165	115
Northwestern Bell Telephone 7.750% due 05/01/2030	7,000	3,292
Oi SA 10.000% due 07/27/2025 ^(c)	13,514	236
Pacific Gas & Electric Co.
4.000% due 12/01/2046 (i)	1,004	753
4.200% due 03/01/2029 (i)	900	855
4.450% due 04/15/2042 (i)	322	264
4.500% due 12/15/2041	10	8
4.750% due 02/15/2044 (i)	1,826	1,543
4.950% due 07/01/2050 (i)	2,172	1,870
Peru LNG SRL 5.375% due 03/22/2030 (i)	4,800	4,182
Vistra Operations Co. LLC 6.950% due 10/15/2033 (i)	800	855

		14,412

Total Corporate Bonds & Notes (Cost $140,346)		121,270

CONVERTIBLE BONDS & NOTES 0.3%
INDUSTRIALS 0.3%
DISH Network Corp. 3.375% due 08/15/2026	1,600	1,004

Total Convertible Bonds & Notes (Cost $1,600)		1,004

MUNICIPAL BONDS & NOTES 2.6%
MICHIGAN 0.3%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044	1,300	1,031

PUERTO RICO 1.6%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (i)	295	171
0.000% due 11/01/2051 (i)	9,187	5,049

		5,220

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (e)	21,900	2,031

Total Municipal Bonds & Notes (Cost $7,858)		8,282

U.S. GOVERNMENT AGENCIES 1.6%
Fannie Mae
0.000% due 12/25/2040 •(i)	125	113
0.615% due 02/25/2049 •(a)	213	22
3.500% due 12/25/2032 - 12/25/2049 (a)	399	65
3.500% due 03/25/2042 (a)(i)	836	67
4.000% due 11/25/2042 (a)(i)	633	75
Freddie Mac
0.000% due 11/15/2040 •(i)	112	88
0.700% due 11/25/2055 ~(a)	15,918	933
3.000% due 11/15/2033 (a)	827	42
6.155% due 11/25/2055 «~	3,777	2,345
12.985% due 12/25/2027 •	1,241	1,311

Total U.S. Government Agencies (Cost $5,557)		5,061

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.9%
Atrium Hotel Portfolio Trust 7.053% due 06/15/2035 •	1,200	1,180
Banc of America Funding Trust 6.000% due 08/25/2036 «	401	351
BCAP LLC Trust
3.918% due 03/27/2036 ~	597	418
4.527% due 03/26/2037 þ	298	420

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Bear Stearns ALT-A Trust
4.207% due 09/25/2047 ~		1,692	806
4.576% due 11/25/2036 ~		133	70
4.701% due 09/25/2035 ~		109	60
5.764% due 06/25/2046 •		760	666
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 «þ		27	27
CALI Mortgage Trust 3.957% due 03/10/2039 (i)		1,600	1,431
CD Mortgage Trust 5.688% due 10/15/2048		145	133
Chase Mortgage Finance Trust
4.897% due 12/25/2035 «~		2	1
6.000% due 02/25/2037		297	117
6.000% due 07/25/2037		203	92
6.250% due 10/25/2036		528	212
Citicorp Mortgage Securities Trust 5.500% due 04/25/2037 «		4	4
Colony Mortgage Capital Ltd.
7.461% due 11/15/2038 •		1,100	1,026
8.157% due 11/15/2038 •		1,600	1,421
Commercial Mortgage Loan Trust 6.369% due 12/10/2049 ~		143	6
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036		689	387
6.000% due 08/25/2037 ~		342	185
Countrywide Alternative Loan Trust
5.500% due 03/25/2035		97	41
5.500% due 12/25/2035		847	458
5.750% due 01/25/2035		55	52
5.770% due 04/25/2036 ~		131	113
5.794% due 05/25/2037 •		116	38
6.000% due 02/25/2035		104	76
6.000% due 08/25/2036 •		120	70
6.000% due 12/25/2036		1,326	402
6.000% due 04/25/2037		351	166
6.250% due 11/25/2036		195	146
6.250% due 12/25/2036 •		614	258
6.500% due 08/25/2036		184	58
Countrywide Home Loan Mortgage Pass-Through Trust
5.077% due 02/20/2035 «~		1	1
5.500% due 10/25/2035		150	86
6.250% due 09/25/2036		157	62
Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.778% due 11/10/2032 ~		1,000	247
9.794% due 07/15/2032 •		3,147	2,821
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 7.394% due 06/25/2034 •		2,030	1,986
Eurosail PLC 9.342% due 06/13/2045 •	GBP	239	244
Freddie Mac 13.120% due 11/25/2041 •		$1,900	2,076
GS Mortgage Securities Corp. Trust 8.726% due 08/15/2039 •(i)		550	553
GSR Mortgage Loan Trust 6.000% due 02/25/2036		1,013	415
HarborView Mortgage Loan Trust
4.236% due 07/19/2035 ~		12	9
6.161% due 01/19/2035 «•		17	15
Hilton USA Trust 2.828% due 11/05/2035 (i)		400	347
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037		1,633	502
Jackson Park Trust 3.242% due 10/14/2039 ~		733	578
JP Morgan Alternative Loan Trust
4.110% due 03/25/2037 ~		323	293
4.677% due 03/25/2036 ~		340	240
JP Morgan Chase Commercial Mortgage Securities Trust
6.812% due 07/05/2033 •(i)		1,182	1,045
6.972% due 11/15/2035 •		1,300	1,091
7.322% due 11/15/2035 •		600	447
9.623% due 02/15/2035 •		2,009	1,966
JP Morgan Mortgage Trust
5.130% due 01/25/2037 ~		76	65
5.352% due 02/25/2036 ~		78	53
Lehman XS Trust 5.884% due 06/25/2047 •		385	339
Merrill Lynch Mortgage Investors Trust 4.778% due 03/25/2036 ~		535	303
Morgan Stanley Bank of America Merrill Lynch Trust 3.708% due 05/15/2046 ~		409	376
Morgan Stanley Capital Trust 9.973% due 11/15/2034 •		1,200	1,146
Morgan Stanley Mortgage Loan Trust 5.962% due 06/25/2036 ~		2,043	588

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Residential Asset Securitization Trust
5.750% due 02/25/2036		372	135
6.000% due 07/25/2037		1,784	681
6.250% due 09/25/2037		1,159	473
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 09/25/2036 «		42	30
6.000% due 06/25/2037		556	414
Seasoned Credit Risk Transfer Trust 3.138% due 05/25/2057 ~		280	116
Structured Adjustable Rate Mortgage Loan Trust
4.776% due 01/25/2036 ~		403	206
5.569% due 11/25/2036 ~		328	270
SunTrust Adjustable Rate Mortgage Loan Trust
5.608% due 02/25/2037 ~		31	26
5.940% due 04/25/2037 ~		206	125
WaMu Mortgage Pass-Through Certificates Trust
3.971% due 10/25/2036 ~		167	143
4.174% due 02/25/2037 ~		119	99
4.244% due 12/25/2046 •		151	129
6.344% due 10/25/2045 •		1,554	1,314
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 06/25/2037		14	12
WSTN Trust
7.690% due 07/05/2037 ~(i)		800	789
8.455% due 07/05/2037 ~		800	795
9.835% due 07/05/2037 ~		600	594

Total Non-Agency Mortgage-Backed Securities (Cost $38,639)			35,136

ASSET-BACKED SECURITIES 6.2%
ABFC Trust 5.594% due 10/25/2036 •		525	527
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,750	612
Apidos CLO 0.000% due 01/20/2031 ~		$2,200	773
Argent Securities Trust 5.824% due 03/25/2036 •		5,797	3,155
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	1,070	884
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036		$213	89
Belle Haven ABS CDO Ltd. 5.842% due 07/05/2046 •		85,896	195
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	244
0.000% due 10/22/2031 ~		1,000	175
Citigroup Mortgage Loan Trust 5.744% due 12/25/2036 •		2,610	1,063
College Avenue Student Loans LLC
0.000% due 06/25/2054 «(e)		5	2,127
6.610% due 06/25/2054 «		626	627
8.660% due 06/25/2054 «		902	904
Dryden CLO Ltd. 0.000% due 07/17/2031 ~		5,689	1,790
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	160	0
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		$2,700	31
Marlette Funding Trust
0.000% due 07/16/2029 «(e)		6	68
0.000% due 03/15/2030 «(e)		3	89
Merrill Lynch Mortgage Investors Trust 5.764% due 04/25/2037 •		180	89
Morgan Stanley Mortgage Loan Trust
5.684% due 04/25/2037 •		2,442	670
6.250% due 02/25/2037 ~		191	106
Residential Asset Mortgage Products Trust 6.004% due 09/25/2036 •		93	89
Securitized Asset-Backed Receivables LLC Trust 5.724% due 05/25/2036 •		3,824	2,048
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(e)		1	708
SLM Student Loan Trust 0.000% due 01/25/2042 «(e)		2	533
SoFi Professional Loan Program LLC 0.000% due 09/25/2040 «(e)		846	88
Taberna Preferred Funding Ltd. 5.914% due 08/05/2036 •		2,476	2,229

Total Asset-Backed Securities (Cost $40,850)			19,913

SOVEREIGN ISSUES 3.2%
Argentina Government International Bond
0.750% due 07/09/2030 þ		1,735	877
1.000% due 07/09/2029		366	196

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

3.500% due 07/09/2041 þ		2,872	1,162
3.625% due 07/09/2035 þ		1,948	811
3.625% due 07/09/2046 þ		115	52
4.250% due 01/09/2038 þ		6,188	2,880
Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (e)	ARS	56,655	79
4.000% due 10/14/2024		203,263	235
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	73,000	1,281
13.000% due 01/30/2026		58,500	1,029
Ghana Government International Bond
6.375% due 02/11/2027 ^(c)		$300	155
7.875% due 02/11/2035 ^(c)		400	206
8.750% due 03/11/2061 ^(c)		200	103
Provincia de Buenos Aires 106.588% due 04/12/2025	ARS	11,844	11
Romania Government International Bond
5.375% due 03/22/2031	EUR	190	206
5.500% due 09/18/2028		500	557
6.375% due 09/18/2033		500	578
Venezuela Government International Bond
8.250% due 10/13/2024 (c)		$12	2
9.250% due 09/15/2027 ^(c)		151	27

Total Sovereign Issues (Cost $11,913)			10,447

		SHARES
COMMON STOCKS 11.3%
COMMUNICATION SERVICES 0.2%
Clear Channel Outdoor Holdings, Inc. (d)		261,329	431
iHeartMedia, Inc. 'A' (d)		62,317	130
iHeartMedia, Inc. 'B' «(d)		48,387	91
Promotora de Informaciones SA 'A' (d)		130,203	50

			702

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(d)(g)		12,793,342	0

ENERGY 0.0%
Axis Energy Services 'A' «(g)		1,253	37

FINANCIALS 1.7%
Banca Monte dei Paschi di Siena SpA (d)		523,500	2,372
Intelsat Emergence SA «(g)		113,713	3,117

			5,489

HEALTH CARE 4.2%
Amsurg Equity «(d)(g)		275,005	13,601

INDUSTRIALS 2.5%
Drillco Holding Lux SA «(d)(g)		26,444	638
Forsea Holding SA «(d)		10,980	265
Neiman Marcus Group Ltd. LLC «(d)(g)		39,846	5,831
Syniverse Holdings, Inc. «(g)		1,230,329	1,134
Voyager Aviation Holdings LLC «(d)		538	0
Westmoreland Mining Holdings «(d)(g)		25,226	76
Westmoreland Mining LLC «(d)(g)		25,448	67

			8,011

UTILITIES 2.7%
West Marine New «(d)(g)		1,500	16
Windstream Units «(d)		272,031	8,590

			8,606

Total Common Stocks (Cost $30,559)			36,446

RIGHTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Promotora de Informaciones SA		130,203	1

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Total Rights (Cost $0)			1

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		277	1

UTILITIES 0.0%
West Marine - Exp. 09/11/2028 «		195	0

Total Warrants (Cost $2,268)			1

PREFERRED SECURITIES 0.5%
BANKING & FINANCE 0.5%
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(f)		35,000	32
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(f)(i)		1,446,400	1,656
SVB Financial Group
4.000% due 05/15/2026 ^(c)(f)		100,000	1
4.250% due 11/15/2026 ^(c)(f)		100,000	2
4.700% due 11/15/2031 ^(c)(f)		140,000	2

			1,693

INDUSTRIALS 0.0%
Voyager Aviation Holdings LLC 9.500% «		3,228	0

Total Preferred Securities (Cost $3,037)			1,693

REAL ESTATE INVESTMENT TRUSTS 0.6%
REAL ESTATE 0.6%
Uniti Group, Inc.		98,821	583
VICI Properties, Inc.		45,844	1,366

Total Real Estate Investment Trusts (Cost $933)			1,949

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.3%
REPURCHASE AGREEMENTS (h) 0.3%			829

SHORT-TERM NOTES 0.0%
Argentina Treasury Bond BONCER 3.750% due 05/20/2024	ARS	116,298	121

Total Short-Term Instruments (Cost $950)			950

Total Investments in Securities (Cost $395,565)			350,611

		SHARES
INVESTMENTS IN AFFILIATES 10.9%
SHORT-TERM INSTRUMENTS 10.9%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.9%
PIMCO Short-Term Floating NAV Portfolio III		3,621,859	35,230

Total Short-Term Instruments (Cost $35,225)			35,230

Total Investments in Affiliates (Cost $35,225)			35,230

Total Investments 119.8% (Cost $430,790)			$385,841
Financial Derivative Instruments (j)(k) (0.0)%(Cost or Premiums, net $(2,433))			(63)
Auction Rate Preferred Shares (3.1)%			(10,100)
Other Assets and Liabilities, net (16.7)%			(53,585)

Net Assets Applicable to Common Shareholders 100.0%			$322,093

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Amsurg Equity	11/02/2023 - 11/06/2023	$11,491	$13,601	4.22%
Axis Energy Services 'A'	07/01/2021	18	37	0.01
Drillco Holding Lux SA	06/08/2023	529	638	0.20
Intelsat Emergence SA	06/19/2017 - 02/23/2024	7,942	3,117	0.97
Neiman Marcus Group Ltd. LLC	09/25/2020	1,306	5,831	1.81
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	1,210	1,134	0.35
West Marine New	09/12/2023	22	16	0.01
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	727	76	0.02
Westmoreland Mining LLC	06/30/2023	169	67	0.02

$23,414	$24,517	7.61%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(h)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC	2.600%	03/28/2024	04/01/2024	$829	U.S. Treasury Notes 5.000% due 09/30/2025	$(846)	$829	$829

Total Repurchase Agreements	$(846)	$829	$829

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BMO	5.680%	03/21/2024	05/20/2024	$(680)	$(682)
BOS	5.770	01/08/2024	04/08/2024	(654)	(663)
6.031	03/04/2024	06/03/2024	(5,852)	(5,879)
BPS	4.320	03/28/2024	TBD(3)	EUR	(1,230)	(1,327)
4.386	09/15/2023	04/11/2024	(3,800)	(4,194)
4.386	09/15/2023	TBD(3)	(742)	(820)
5.950	02/23/2024	05/20/2024	$(1,196)	(1,204)
6.180	10/10/2023	04/08/2024	(3,101)	(3,193)
6.180	11/24/2023	04/08/2024	(331)	(338)
6.180	02/06/2024	04/08/2024	(909)	(918)
BRC	6.320	10/24/2023	TBD(3)	(3,003)	(3,088)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

BYR	6.030	03/04/2024	05/20/2024	(743)	(747)
CDC	5.780	03/19/2024	07/18/2024	(832)	(834)
5.870	04/02/2024	07/01/2024	(2,913)	(2,913)
5.930	01/02/2024	04/02/2024	(2,898)	(2,940)
5.980	03/12/2024	07/10/2024	(1,464)	(1,469)
5.980	03/19/2024	07/18/2024	(644)	(645)
5.980	03/20/2024	07/10/2024	(5,882)	(5,893)
5.980	03/28/2024	07/26/2024	(586)	(587)
DEU	5.830	03/06/2024	06/04/2024	(1,011)	(1,015)
5.830	03/14/2024	06/12/2024	(1,782)	(1,787)
IND	5.802	03/11/2024	09/06/2024	(732)	(735)
5.950	03/07/2024	06/07/2024	(487)	(489)
6.000	03/07/2024	06/07/2024	(886)	(889)
6.010	02/07/2024	05/07/2024	(1,220)	(1,231)
6.050	03/07/2024	06/07/2024	(632)	(634)
MSB	6.130	01/26/2024	07/23/2024	(244)	(247)
RCY	5.830	03/18/2024	04/17/2024	(288)	(289)
RTA	5.920	03/19/2024	06/20/2024	(1,399)	(1,402)
SOG	5.560	03/25/2024	05/24/2024	(295)	(295)
5.750	03/21/2024	06/20/2024	(192)	(192)
5.850	01/24/2024	04/16/2024	(728)	(736)
5.850	01/24/2024	04/24/2024	(2,255)	(2,280)
5.850	03/22/2024	04/16/2024	(264)	(264)
5.970	10/12/2023	04/12/2024	(1,936)	(1,992)
6.050	01/24/2024	04/10/2024	(183)	(185)
6.050	02/08/2024	04/10/2024	(799)	(807)
6.100	10/12/2023	04/12/2024	(2,063)	(2,123)
6.100	12/15/2023	04/11/2024	(548)	(558)
TDM	5.580	02/20/2024	04/22/2024	(4,896)	(4,927)
UBS	5.850	02/26/2024	05/24/2024	(3,474)	(3,493)

Total Reverse Repurchase Agreements	$(64,904)

(i)	Securities with an aggregate market value of $75,092 have been pledged as collateral under the terms of master agreements as of March 31, 2024.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(62,344) at a weighted average interest rate of 5.705%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(j)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	0.812%	EUR	200	$14	$6	$20	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	1.253	1,986	76	137	213	3	0

$90	$143	$233	$3	$0

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay(5)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	19,100	$346	$64	$410	$54	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032	7,300	709	1,417	2,126	0	(24)
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	3,700	412	170	582	0	(15)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	300	(1)	203	202	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$12,700	(1)	356	355	7	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	6,400	1	180	181	4	0
Pay	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/17/2025	56,000	134	87	221	0	(37)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	1,000	0	47	47	1	0

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026		15,300	249	(988)	(739)	0	(29)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027		4,900	(1)	456	455	11	0
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027		21,600	(51)	(1,835)	(1,886)	0	(50)
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		2,730	(1)	251	250	7	0
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		10,900	(27)	(896)	(923)	0	(25)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		4,500	(1)	399	398	11	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027		18,000	(48)	(1,417)	(1,465)	0	(42)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		28,100	106	(1,794)	(1,688)	0	(60)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		15,100	(3)	1,815	1,812	28	0
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028		16,100	(4)	1,957	1,953	29	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		49,900	1,404	(4,002)	(2,598)	0	(91)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		14,500	(274)	370	96	22	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		61,800	(6,367)	(319)	(6,686)	0	(111)
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031		1,400	0	266	266	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	04/12/2031		7,000	(14)	(1,214)	(1,228)	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		36,300	2,460	5,237	7,697	53	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		20,100	(281)	3,411	3,130	28	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		12,500	(1,710)	(110)	(1,820)	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		19,000	172	(800)	(628)	0	(16)
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2044		75,300	(212)	7,676	7,464	72	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		3,200	(22)	1,077	1,055	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		8,400	(21)	3,132	3,111	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		8,800	(34)	3,099	3,065	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		1,700	(5)	487	482	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	12/11/2050		91,100	18	42,547	42,565	0	(121)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	(128)	(31)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	498	560	0	(9)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,600	326	356	682	0	(14)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		9,900	139	430	569	0	(17)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	100	0	0	0	0	0

							$(2,443)	$62,485	$60,042	$329	$(714)

Total Swap Agreements							$(2,353)	$62,628	$60,275	$332	$(714)

Cash of $10,187 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	04/2024	GBP	54	$68	$0	$0
04/2024	$891	EUR	819	0	(7)
BPS	04/2024	EUR	382	$418	6	0
04/2024	GBP	5,687	7,219	41	0
04/2024	$2,934	EUR	2,692	0	(29)
DUB	04/2024	EUR	34,537	$37,539	279	0
GLM	05/2024	DOP	115,427	1,944	1	(2)
06/2024	4,350	73	0	0
JPM	04/2024	EUR	1,365	1,483	10	0
04/2024	$642	EUR	591	0	(5)
06/2024	128	MXN	2,172	1	0
MBC	04/2024	1,145	CAD	1,554	2	0
04/2024	7,251	GBP	5,741	0	(5)
05/2024	CAD	1,553	$1,145	0	(2)
05/2024	GBP	5,741	7,252	5	0
MYI	04/2024	CAD	1,559	1,148	0	(3)
04/2024	EUR	222	241	1	0
04/2024	$35,073	EUR	32,404	0	(114)
05/2024	EUR	31,152	$33,754	106	0
RBC	04/2024	$0	MXN	3	0	0
SCX	05/2024	2,393	EUR	2,206	0	(10)

Total Forward Foreign Currency Contracts	$452	$(177)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.055%	$1,500	$0	$100	$100	$0
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	1.068	EUR	100	(2)	8	6	0
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	5.083	$400	(78)	16	0	(62)

Total Swap Agreements	$(80)	$124	$106	$(62)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$93,522	$14,936	$108,458
Corporate Bonds & Notes
Banking & Finance	0	28,548	387	28,935
Industrials	0	77,923	0	77,923
Utilities	0	14,412	0	14,412
Convertible Bonds & Notes
Industrials	0	1,004	0	1,004
Municipal Bonds & Notes
Michigan	0	1,031	0	1,031
Puerto Rico	0	5,220	0	5,220
West Virginia	0	2,031	0	2,031
U.S. Government Agencies	0	2,716	2,345	5,061
Non-Agency Mortgage-Backed Securities	0	34,707	429	35,136
Asset-Backed Securities	0	14,769	5,144	19,913
Sovereign Issues	0	10,447	0	10,447
Common Stocks
Communication Services	611	0	91	702
Energy	0	0	37	37
Financials	2,372	0	3,117	5,489
Health Care	0	0	13,601	13,601
Industrials	0	0	8,011	8,011
Utilities	0	0	8,606	8,606
Rights
Consumer Discretionary	1	0	0	1
Warrants
Financials	0	0	1	1
Preferred Securities
Banking & Finance	0	1,693	0	1,693
Real Estate Investment Trusts
Real Estate	1,949	0	0	1,949
Short-Term Instruments
Repurchase Agreements	0	829	0	829
Short-Term Notes	0	121	0	121

$4,933	$288,973	$56,705	$350,611
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$35,230	$0	$0	$35,230

Total Investments	$40,163	$288,973	$56,705	$385,841

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	332	0	332
Over the counter	0	458	100	558

$0	$790	$100	$890
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(714)	0	(714)
Over the counter	0	(239)	0	(239)

$0	$(953)	$0	$(953)

Total Financial Derivative Instruments	$0	$(163)	$100	$(63)

Totals	$40,163	$288,810	$56,805	$385,778

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$33,820	$10,200	$(22,593)	$760	$(2,922)	$2,331	$148	$(6,808)	$14,936	$492
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	387	0	387	0
Utilities	412	0	0	3	0	24	0	(439)	0	0
U.S. Government Agencies	2,203	0	(41)	7	14	162	0	0	2,345	159
Non-Agency Mortgage-Backed Securities	55	0	(5)	0	0	0	379	0	429	(1)
Asset-Backed Securities	1,990	3,653	0	10	0	(509)	0	0	5,144	(510)
Common Stocks

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Communication Services	158	0	0	0	0	(67)	0	0	91	(67)
Energy	38	0	0	0	0	(1)	0	0	37	(1)
Financials	2,610	0	0	0	0	507	0	0	3,117	502
Health Care	0	11,491	0	0	0	2,110	0	0	13,601	2,110
Industrials	8,322	72	0	0	0	(383)	0	0	8,011	(182)
Utilities	0	2,274	0	0	0	6,332	0	0	8,606	6,332
Rights
Consumer Discretionary	57	0	(110)	0	110	(57)	0	0	0	0
Warrants
Financials	86	0	(114)	0	114	(85)	0	0	1	0
Information Technology	4,165	0	(2,252)	0	0	(1,913)	0	0	0	0
Preferred Securities
Industrials	778	0	0	0	0	(778)	0	0	0	0

	$54,694	$27,690	$(25,115)	$780	$(2,684)	$7,673	$914	$(7,247)	$56,705	$8,834
Financial Derivative Instruments- Assets
Over the counter	$65	$0	$0	$0	$0	$35	$0	$0	$100	$36

Totals	$54,759	$27,690	$(25,115)	$780	$(2,684)	$7,708	$914	$(7,247)	$56,805	$8,870

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2024	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$7,080	Comparable Companies			EBITDA Multiple		X	14.000	—
		7,709	Discounted Cash Flow			Discount Rate			9.440 - 26.480	11.903
		147	Reference Instrument						1.750	—
Corporate Bonds & Notes
Banking & Finance		387	Expected Recovery			Recovery Rate			17.490	—
U.S. Government Agencies		2,345	Discounted Cash Flow			Discount Rate			12.100	—
Non-Agency Mortgage-Backed Securities		429	Fair Valuation of Odd Lot Positions			Adjustment Factor			2.500	—
Asset-Backed Securities		1,486	Discounted Cash Flow			Discount Rate			12.000 - 20.000	18.774
		3,658	Proxy pricing			Base Price			100.000 - 42,417.783	24,702.345
Common Stocks
Communication Services		91	Reference instrument			Stock Price w/Liquidity Discount			10.000	—
Energy		37	Comparable Companies			EBITDA Multiple		X	4.000	—
Financials		3,117	Comparable Companies			EBITDA Multiple		X	4.000	—
Health Care		13,601	Comparable Companies			EBITDA Multiple		X	14.000	—
Industrials		5,831	Comparable Companies/Discounted Cash Flow			Revenue Multiple/EBITDA Multiple/Discount Rate		X/X /%	0.560/7.180/10.000	—
		1,134	Discounted Cash Flow			Discount Rate			15.380	—
		1,046	Indicative Market Quotation			Broker Quote			$2.625 - 24.125	21.222
Utilities		8,590	Comparable Companies			EBITDA Multiple		X	6.100	—
		16	Discounted Cash Flow/Comparable Companies			Discount Rate/Revenue multiple		%/ X	19.250/0.550	—
Warrants
Financials		1	Option Pricing Model			Volatility			40.000	—
Financial Derivative Instruments- Assets
Over the counter		100	Indicative Market Quotation			Broker Quote			5.510	—

Total		$56,805

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

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Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Notes to Financial Statements (Cont.)

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$97,022	$(61,800)	$3	$5	$35,230	$599	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

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Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BMO	BMO Capital Markets Corporation	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RTA	RBC (Barbados) Trading Bank Corp.
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London
BYR	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	SOG	Societe Generale Paris
CDC	Natixis Securities Americas LLC	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:
ARS	Argentine Peso	DOP	Dominican Peso	MXN	Mexican Peso
AUD	Australian Dollar	EUR	Euro	PEN	Peruvian New Sol
BRL	Brazilian Real	GBP	British Pound	USD	United States Dollar
CAD	Canadian Dollar

Index/Spread Abbreviations:
CDOR03	3 month CDN Swap Rate	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR	TSFR1M	Term SOFR 1-Month
EUR006M	6 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	TSFR03M	Term SOFR 3-Month

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap